"DAIRY QUEEN" OPERATING AGREEMENT


This Agreement entered into this 29th day of July , 1976, by and between Richard
G. Kassel and G. Leone Kassel of the city of Albuquerque, county of Bernalillo, and state of New Mexico, herinafter referred to as "Licensor," and Garland Sarratt and Virginia Sarrat of the city of Deming, county of Luna, and state of New Mexico, herein after referred to as "Licensee":

    WHEREAS, Licensor is the exclusive licensee of American Dairy Queen Corporation in certain geographical areas including the territory hereinafter defined of the right to use, license and permit others to use the "Dairy Queen" trademark, service mark and trade name which has been registered in the United States Patent Office, in each state of the union and in foreign countries as well as those trademarks and service marks (hereinafter collectively referred to as "Trademarks"), a list of which is attached hereto and made a part hereof as Appendix A; and

    WHEREAS, Licensor and its predecessors in interest acting under said exclusive license instituted, developed, promoted, and established the "Dairy Queen" franchise business and system in the aforesaid territory which consists of the sale of dairy products, food products, beverages and other products and services under said trademarks and utilizing in connection therewith certain types of facilities, equipment, supplies, ingredients, merchandising and business techniques and methods together with advertising and promotion programs developed from time to time; and

    WHEREAS, it is the purpose of Licensor to provide to Licensee in a retail store outlet an organization to control and make uniform the operation of facilities and equipment together with the quality of products, the use and protection of the trademarks and to make available uniform and approved equipment, supplies, ingredients, merchandising and business techniques and the advertising and promotional programs of American Dairy Queen Corporation, and

    WHEREAS, Licensee desires to engage in the "Dairy Queen" business and system and to enter into this operating Agreement subject to the conditions and controls herein prescribed for the purpose of offering to the public products and services of uniformly high quality and standards to the end of protecting the interests of Licensee, of Licensor, of American Dairy Queen Corporation and all other persons engaged in said business.

    NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the grant by Licensor of this Operating Agreement and the payment by Licensee of the participation fees provided in Paragraph 9 hereof, it is agreed by and between the parties hereto as follows:

                                GRANT OF LICENSE

Licensor's        1.  Licensor  hereby  grants to  Licensee,  subject to all the
Grant to              terms,  conditions  and  provisions  hereof  the right and
License               license to

                     1.1 Establish  and  operate a retail  store  under the name
                         "Dairy Queen" at 1414 E. Spruce Deming, New Mexico, 88030 and Licensor agrees that it will not establish another "Dairy Queen" retail store within the following defined territory: County of Luna, New Mexico

                     1.2 Use  the   trademark   "Dairy   Queen"  and  the  other
                         trademarks identified in Appendix A on and in association with the advertising, promotion and sale of all uniform and approved products and services as Licensor may authorize from time to time.

                     1.3 Use  the   trademark   "Dairy   Queen"  and  the  other
                         trademarks identified in Appendix A on and in association with the uniform equipment, supplies, and ingredients for the products approved by Licensor.

                     1.4 Employ in the business of said store the merchandising, advertising, promotion and business methods and techniques developed, adopted and approved by Licensor.

                     1.5 Receiving the  assistance,  materials,  and services of
                         Licensor as expressly provided for in this Operating Agreement.

Acceptance        2.  Licensee  hereby  accepts the above  license from Licensor
by Licensee           subject to all the terms, provisions and conditions hereof and  agrees  that  Licensee  shall  cause to have a "Dairy
                      Queen" store  established  and  maintained  at the address
                      given  above,   under  Licensee's  active  and  continuous
                      supervision   and   management   and  upon  the  standards
                      hereinafter    provided.    Licensee   further   expressly
                      acknowledges and agrees:

                     2.1 Licensor is the exclusive licensee of the right to use the trademark and trade name "Dairy Queen" and the trademarks set forth in Appendix A in the aforesaid territory.

                     2.2  Said trademarks are valuable  property rights owned by
                          American  Dairy  Queen   Corporation  and  exclusively
                          licensed to Licensor in said territory.

                     2.3 Said trademarks shall be used only in connection with such products and services as may be approved or specified by Licensor and shall at all times be used only in a manner approved by Licensor.

                     2.4  Licensee's   rights  to  the  use  of   trademarks  is
                          specifically   limited  to  Licensee's   retail  store
                          operation at said location.

                     2.5 Licensee shall use no other trademarks, trade names or service marks in said business except those authorized by Licensor and as set forth in Appendix A except with the written consent of Licensor.

                     2.6 Licensee shall not use the words "Dairy Queen" as a part of its corporate or business name unless first approved in writing by Licensor, and shall use only the word "Dairy Queen" (and no other words whatsoever) as the trade name on the store from which the said products and services are sold.

                     2.7 Licensee shall adopt and follow in good faith the systems, programs and methods prescribed by Licensor for Licensee's retail operation in accordance with this Operating Agreement

Term              3.   The License  granted herein shall be for a term of twenty
                       years unless sooner terminated in accordance with the provisions hereof. This Operating Agreement shall be automatically renewed for successive five year periods unless either party shall give the other six months written notice of intention not to renew.

                      TRADEMARK STANDARDS AND REQUIREMENTS

General           4.   Licensee  agrees that nothing herein  contained gives him
Declarations,          any title to or interest in the  trademark and trade name
Uniformity and         "Dairy  Queen"  or any of the  trademarks  set  forth  in
Quality Control        Appendix  A except  the right to use the  sametunder  the
                       terms  and   conditions   of  this   Agreement  and  that
                       Licensee's use thereof inures to the benefit of the owner thereof.

                           Licensee  shall use said  trademarks  and trade names
                      only on and in association with the advertising and sale of products and services which shall in quality, mode and conditions of manufacture and sale, comply with such standards as are established or approved by Licensor. In order to promote and protect the business interests of each of the parties, the value of the "Dairy Queen" business and the business interests of other persons engaged therein, uniformity shall be maintained in the type, standard and quality of stores, equipment, supplies and ingredients used therein, and the conditions of preparation and the procedures employed in the sale of said products and services. To this end, it is agreed that the rules and controls contained in this Agreement shall prevail in the use of the "Dairy Queen" trademark and in the conduct of Licensee's said business.

                           Licensee agrees that the provisions, restrictions and
                      controls provided in this Operating Agreement are all necessary, reasonable and desirable for such purposes and that Licensee's said business shall be conducted in accordance with Licensor's uniform requirements with respect to quality, production, appearance, cleanliness, service, merchandising and advertising standards.

                           These    controls    shall   include   the   specific
                      requirements hereinafter provided. Nothing herein shall be construed to limit the sources from which Licensee may procure equipment, supplies, ingredients or services provided that such items conform to the Licensor's standards and specifications of consistent quality and uniformity, and provided further that any such supplier shall have reliable production and delivery capabilities as well as such financial responsibility as may be necessary to adequately provide the same on a continuing basis. Nothing contained herein shall be deemed to require Licensor to approve an inordinate number of suppliers of a given item or service so as to render the same economically detrimental to Licensees of Licensor or incapable of proper supervision by Licensor. Requests for approval of suppliers shall be in writing and shall contain such information as Licensor may reasonably request.

Approved             4.1  Complete  and detailed  uniformity  under many varying
Adaptations               conditions  may  not  be  possible  or  practical  and
                          Licensor   reserves  the  right  and   privilege,   at
                          Licensor's sole discretion and as Licensor may deem in
                          the best  interests  of all  concerned in any specific
                          instance,   to  vary  standards  for  any  other  like
                          business based upon the peculiarities of a particular site or location, density of population, business potential, population of trade area, existing business practices, or any other condition which Licensor deems to be of importance to the successful operation of a like business. Licensee hereunder shall not be heard to complain on account of any variation from standard specifications and practices granted to any other like licensee and thereby shall not be entitled to require
                          Licensor to grant to Licensee a like or similar variation hereunder.

Litigation           4.2  In the event that any person, firm or company,  who is not a licensee  or  franchisee  of  Licensor,  uses or
                          infringes  upon the "Dairy  Queen"  trademark or trade
                          name,   Licensor  shall,  at  its  expense,   cause  a
                          trademark infringement or any other appropriate suit to be instituted against such offending party.

                     4.3  With  respect  to all  other  situations,  as  between
                          Licensor and Licensee, Licensor shall control all litigation relating to the trademarks listed in Appendix A and shall be the sole judge as to whether or not suit shall be instituted for the infringement thereof.

                       FACILITY STANDARDS AND MAINTENANCE

                  5. The following provisions and conditions shall control with respect to Licensee's store site and unit.

Store                5.1  Pursuant to  separate  written  agreement  between the
Facility                  parties   Licensor  shall  construct  and  deliver  to
                          Licensee  possession  of  a  completed  "Dairy  Queen"
                          retail  outlet at the  aforesaid  location  (or in the
                          alternative,  Licensee  shall cause to be  constructed
                          and  completed  on or before not  applicable  a "Dairy
                          Queen"  retail outlet at said  location).  Said outlet
                          shall be constructed  and equipped in accordance  with
                          Licensor's   currently  approved   specifications  and
                          standards as respects building, equipment, inventory, signage and accessory features.

Future               5.2  Any   replacement,    reconstruction,    addition   or
Alteration                modification in building,  equipment or signage, to be
                          made hereafter, whether at the request of Licensee or of Licensor, shall be made in accordance with written specifications approved by Licensor.

Maintenance          5.3  The building,  equipment  and signage  employed in the conduct of Licensee's  business shall be maintained in
                          accordance with an annual maintenance list prepared by
                          Licensor and based upon  periodic  inspections  of the
                          premises  by  Licensor's  representatives.   Within  a
                          period of ninety  (90) days after the  receipt of such
                          annual  maintenance  list,  Licensee  shall effect the
                          items  of  maintenance   reasonably  provided  therein
                          including the repair of defective items and/or the replacement of unrepairable or obsolete items of equipment and signage.

Relocation           5.4  Should   it   become   necessary,    on   account   of
                          condemnation,   sale,   or  other   cause,   including
                          expiration   or   cancellation   of  lease  or  rental
                          contract, to relocate said store within territory, any
                          new  store   site  shall  be   designated,   approved,
                          improved, and equipped in accordance with the current standards of Licensor at that time.

                     5.5 Each and every renewal or extension of this operating agreement as provided in Paragraph 3 hereof and each every transfer as provided in Paragraph 9.11 hereof shall be expressly conditioned upon Licensee promptly performing and effecting such items of modernization and/or replacement of building, equipment, and signage as may be necessary to permit the same to conform to the standards then prescribed by Licensor for similarly situated store operations. Licensee recognizes and acknowledges that the requirements of this paragraph are both reasonable and necessary to insure continued public acceptance and patronage and to avoid deterioration or obsolescence in connection with the operation of the business.

               PRODUCTS AND OPERATIONS STANDARDS AND REQUIREMENTS

                  6. The following provisions shall control with respect to products and operations:

Authorized           6.1  Licensee's   business   shall  be   confined   to  the
Product Line              preparation  and sale of only  such  products  as from
                          time to time are  designated  or approved by Licensor.
                          The premises upon which said business is operated shall not be used for any other business and there shall not be sold or offered for sale therefrom any other product or service without the written consent of Licensor which shall not be withheld unreasonably with respect to the sale of any non-competitive product which may complement and promote additional sales of the products which are authorized hereunder.
                          Alcoholic or intoxicating beverages shall not be sold or offered for sale or otherwise handled upon said premises.

Approved Menu        6.2  Attached   hereto  as  Appendix  B  is  the  currently
                          approved  menu  for  Licensee's   outlet.   Variations
                          therefrom shall only be made with the written consent of the Licensor.

Authorized           6.3  Licensee  shall use in  preparing  products  only such
Ingredients,              ingredients,  formulas,  and supplies as are specified
Formulas,                 by Licensor and in such portions, sizes and appearance
Supplies,                 and  packaging  as set  forth in a  "Store  Management
Preparation               Operations  Manual"  published by American Dairy Queen
                          Corporation  which  shall be  supplied  to Licensee by
                          Licensor   upon  the   execution  of  this   Operating
                          Agreement. All other supplies, including cones, cups, containers, eating utensils, napkins, and all other customer service materials of all description and types, shall meet the standards of uniformity and quality as now or hereafter set by Licensor. Licensee shall be furnished with lists of approved sources of supply annually.

Serving and          6.4  All advertising  material,  customer "goodwill" items,
Promotion Items           cartons, containers,  wrappers and paper goods, eating
                          and  serving  utensils,   customer  convenience  items
                          (including   napkins,    baby   bibs,   and   disposal
                          containers),   used  in  the  advertising,   sale  and
                          distribution of all products covered by this Operating
                          Agreement shall, where practicable, indicate that it is produced and sold under the authority of American
                          Dairy Queen Corporation and shall be subject to approval by Licensor before being used.

Maintenance and      6.5  Licensee's   said  business   shall  be  operated  and
Sanitation                maintained at all times in compliance with any and all
                          reasonable health and sanitary standards prescribed by Licensor or by governmental authority. If said store shall be subject to any sanitary or health inspection by any governmental authorities under which it may be rated in one or more than one classification, it shall be maintained and operated so as to be rated in the highest available health and sanitary classification with respect to each governmental agency inspecting the same.

Inspection and       6.6  Licensor or its authorized  representative  shall have
Recommendation            the right from time to time to enter  Licensee's store
                          at all  reasonable  times  during the business day for
                          the  purpose  of  making   periodic   inspections   to
                          ascertain  if all the  provisions  of  this  Operating
                          Agreement  are  being  observed  by  Licensee  and  to
                          inspect Licensee's said store, lands,  equipment,  and
                          to test, sample and inspect his supplies,  ingredients
                          and  products,   as  well  as,  the   preparation  and
                          formulation  thereof and the  conditions of sanitation
                          and  cleanliness  in  the  production,   handling  and
                          serving thereof. The foregoing shall include the right
                          to    review,    analyze,    and    make    corrective
                          recommendations on all phases of business  management,
                          from   purchasing   and  inventory   control   through
                          financial, personnel, and merchandising management.

Operational          6.7  Whenever  it shall  appear  in  Licensor's  reasonable
Aid by Licensor           judgment  that  Licensee's  said business is not being
                          operated in compliance with the requirements hereof, that the volume of business being done is not equal to the average volume of other businesses similarly situated, or that the business is not being operated profitably or efficiently, Licensor, at Licensor's option:

                          (a) May place one or more representatives at said store for a reasonable time to observe or examine any or all phases of the operation thereof and may make any reasonable recommendation to
                               Licensee as to any operational change or procedure considered necessary or proper for an efficient and profitable operation, which may include the placing by Licensor of a qualified representative at Licensee's place of business to train, instruct and familiarize Licensee or Licensee's employees with standard "Dairy Queen" business operations and procedures, or

                          (b) Licensor may require Licensee or any operating employee of Licensee to spend a reasonable amount of time at another like place of business or at a training center designated by Licensor at Licensee's expense for the purpose of observing and receiving training and instruction (including periodic refresher training), and the practice of standard "Dairy Queen" business operations and procedures. Licensee shall effect promptly any such operational change or procedure so recommended.

Period of            6.8  Licensee's store shall be opened and operated during a
Operation                 period of at least eleven (11)  consecutive  months in
                          each calendar year and shall be open to the public at least twelve (12) hours each day during said period.
                          Acts of God, war, strikes or riots preventing Licensee from temporarily complying with the foregoing shall exempt compliance therewith.

                       PERSONNEL AND SUPERVISION STANDARDS

                  7. The following provisions and conditions shall control with respect to personnel, training and supervision:

Management           7.1  Licensee   shall  adopt  and  use  as  his  continuing
System                    operational   routine  the  standard   "Dairy   Queen"
                          management system as well as Licensor's  standard with
                          respect   to   product   preparation,   merchandising,
                          employee recruitment, training, equipment and facility
                          maintenance  and   sanitation.   Licensee  shall  also
                          utilize aids supplied or made available by Licensor to all licensees for this purpose. From time to time the Licensor will revise these programs to meet changing conditions of retail operation in the best interests of Licensee.

Training             7.2  Licensee  shall  attend  Licensor's  store  management training  program at a place to be  designated  by the
                          Licensor prior to the opening of Licensee's  store. If
                          during the term hereof  Licensee  operates  said store
                          with a manager other than himself,  Licensee  shall at
                          his  expense  send  such  manager   through  the  same
                          program.

Staffing             7.3  Licensee   shall   hire   and   supervise   efficient,
                          competent, sober and courteous operators and employees
                          for  the  operation  of the  business  and set and pay
                          their  wages,   commissions  and  incentives  with  no
                          liability therefor on Licensor. Licensee shall require all his employees to work in clean uniforms approved by the Licensor but furnished at the cost of Licensee or the employees as Licensee may determine.

Internal             7.4  Licensor  shall provide or make  available to Licensee
Training                  an in-store  training program for all store employees.
Program                   Licensee  shall train and  periodically  re-train  all
                          store employees using the training aids made available
                          by Licensor. From time to time, training material will
                          be updated and added to as required by Licensor,  with
                          such  training   materials  and  aids   available  for
                          purchase by Licensee.

Attendance           7.5  Licensee,  at his  expense,  shall attend at least one
at Meetings               national or regional  meeting each year which Licensor
                          or American Dairy Queen Corporation originates for and on behalf of "Dairy Queen" operations to set forth new methods and programs in store operation, training, management, sales, advertising, and promotion.

                            ADVERTISING AND PROMOTION

Advertising and      8.1  Licensor and Licensee,  together with other  licensees
Promotional               of Licensor,  and of American Dairy Queen Corporation,
Programs                  shall  cooperate in the promotion and  advertising  of
                          approved products.  To this end, Licensor reserves the
                          right in its sole discretion to establish and organize
                          advertising and promotional programs from time to time
                          and  Licensee  agrees to  participate  in the cost and
                          expense  thereof  by the  payment  to  Licensor  of an
                          advertising  fee as set forth in paragraph 9.5 hereof.
                          Each  year  Licensor  shall  notify  Licensee  of  the
                          advertising and  promotional  programs to be conducted
                          during the year and shall further  notify  Licensee of
                          the  advertising  fee to be  paid by him  during  such
                          period.  Licensor  shall from time to time  expend all
                          sums received as and for advertising fees for consumer
                          advertising and the promotion of said products through
                          any materials and any media such as radio, television,
                          newspapers, billboards or special promotions, or point
                          of   purchase   materials,   originating,   appearing,
                          furnished or received in whole or in part in said territory.

                     8.2 Licensee shall only use such advertising and promotional materials as Are furnished, approved, or made available by or through Licensor. Said materials. shall be used only in a manner prescribed by Licensor.

             PARTICIPATION FEES, REPORTING AND FINANCIAL MANAGEMENT

Franchise            9.1  In  consideration  of the rights granted  herein,  and
and License               during the full term of this  Operating  Agreement  or
Fees                      any renewal or extension hereof, Licensee shall pay to
                          Licensor as a license fee in respect of the rights granted herein a sum equal to four percent (4%) of gross retail sales, exclusive of retail sales taxes, of all products, goods and wares of every kind and nature sold from or in connection with the operation of said store, including sales of all products under any of the trademarks set forth in Appendix A as well as sales of other approved merchandise bearing other brand names which may be authorized for sale by the Licensor from time to time.

                     9.2 All amounts due and owing hereunder shall be computed at the end of each month's operation and remittance for the same shall be made to the Licensor on or before the tenth day of the following month accompanied by the reports provided for in paragraph
                          9.4 hereof.

Surcharge            9.3  At  the  option  of  Licensor,  Licensor  may  require
Method of                 Licensee to pay to the  suppliers  of mix,  meat,  and
Pre-Collection            other  ingredients used in the conduct of the business
                          a surcharge on all units of such commodities purchased
                          by Licensee to be paid to such supplier by Licensee at
                          the  time  of  purchase  of  such  commodities.   Said
                          surcharge  shall be paid to said supplier or suppliers
                          for the account of  Licensor,  the same to be regarded
                          by the  parties  as a  method  of  collection  of said
                          license  fee.  The  amounts  so  collected   shall  be
                          credited by Licensor against the license fee due from Licensee to Licensor at the end of each month's operations. Licensor shall submit to Licensee within a period of ten days after the receipt of Licensee's monthly report and remittance a reconciliation setting forth the credits to Licensee's account by reason of the amounts collected for the Licensor by suppliers by way of the aforesaid surcharge method.

Records and          9.4  Licensee  shall keep true  records from which all sums
Reports                   payable under this  Agreement and the dates of accrual
                          thereof may be readily determined and said records shall be open to inspection by Licensor or its authorized representatives at all reasonable times.
                          Licensee shall make written
                          reports to Licensor in such form as Licensor may from time to time prescribe within ten days after the end of each month's operation setting forth the amount of gross sales of all products from or in connection with the operation of said store and the business thereof during said month. In addition to the foregoing and in addition to such other information as Licensor may from time to time reasonably require, said monthly report shall accurately set forth the total number of gallons of mix, the total number of pounds of meat, and the quantity of other basic commodities used during said month and the sources where said mix, meat and other commodities were purchased. For the purpose of said reports the date of use of such mix, meat and other commodities shall be the date of receipt at the store from the approved source.

Advertising          9.5  Pursuant  to  paragraph  8.1  hereof,  Licensee  shall
Contribution              participate  with Licensor and with other licensees of
                          Licensor  in the cost and expense of  advertising  and
                          promotional  programs.  To this end Licensee shall pay
                          to Licensor in the cost and expense of advertising and
                          promotional  programs.  To this end Licensee shall pay
                          to Licensor as an advertising and  particiapation  fee
                          an annual  sum not to  exceed  three  percent  (3%) of
                          gross retail sales in connection with the operation of
                          said store.  All of the provisions of this paragraph 9
                          shall  apply  with   respect  to  the   determination,
                          reporting,   collection  and  payment  of  advertising
                          participation fees.

Financial            9.6  Licensee agrees to employ sound  financial  management
Planning and              practices  in  connection  with the  operation of said
Management                business  and to that end Licensee  shall  maintain on
                          forms  approved or provided by  Management  Licensor a
                          monthly   profit  plan,  a  monthly  profit  and  loss
                          statement  and  a  monthly  balance  sheet  accurately
                          reflecting  the   operations  of  said  business.   In
                          addition to the foregoing, Licensee shall employ such methods of record keeping, bookkeeping and reporting as the Licensor shall from time to time reasonably require and copies of all monthly profit plans, profit and loss statements and balance sheets shall be forwarded to Licensor on or before the tenth day of each month. In the event that an accounting and/or bookkeeping service shall be made available to other similarly situated licensees of Licensor. Licensee shall have the right to request that the same be provided to him by Licensor at a level of charges equivalent to charges made to such other similarly situated Licensees.

Payment of           9.7  Licensee covenants and agrees to pay promptly when due
Debts                     all taxes and assessments that may be assessed against
                          said premises or the equipment used in connection with Licensee's business, all lien and encumbrances of every kind and character created or placed upon or against any of said property and all accounts and other indebtedness of every kind incurred by Licensee in the conduct of said business. In the event Licensee should default in making any such payment, Licensor shall be authorized, but not required, to pay the same on Licensee's behalf and Licensee covenants promptly to reimburse Licensor on demand for any such payment.
                          Any and all amounts owing to Licensor by Licensee hereunder whether the same arise under the provisions of this paragraph 9.7 or under any other provision of this Agreement shall bear interest at the maximum legal rate from and after the date of accrual thereof.

                     9.8 The default by Licensee in the timely payment of any indebtedness owing to Iicensor hereunder or the default by Licensee in the payment of any indebtedness with respect to which Licensor or any of Licensor's affiliated entities is a guarantor, co-signer, or endorser or obligor shall constitute a breach of this operating agreement rendering the same subject to termination in accordance with the provisions of paragraph 11 hereof.

                     9.9 In the event that Licensee be declared insolvent or bankrupt; or in the event a receiver is appointed, or that any proceeding is taken, by, for, or against Licensee under any provisions of the Federal Bankruptcy Act or any amendment thereof, this Operating Agreement may be terminated forthwith by Licensor.

Liability and        9.10 Licensee hereby waives all claims against Licensor for
Insurance                 damages to property or injuries to persons arising out
                          of the operation of said business,  and Licensee shall
                          indemnify and save  Licensor  harmless of and from any
                          damage or injury to property or persons  arising  from
                          or growing out of the  operations  of said business or
                          the  consumption  of  the  product  thereof.  Licensee
                          further  covenants and agrees to purchase and maintain
                          in full force and effect,  at Licensee's sole expense,
                          liability   insurance  in  an  amount  not  less  than
                          $100,000  insuring both parties  hereto from liability
                          for any and all such  damage  or injury  and  Licensee
                          further   agrees  to  deliver  to  Licensor  a  proper
                          certificate evidencing the existence of such insurance coverage and Licensee's compliance with the provisions of this paragraph.

Assignment and       9.11 Licensee   agrees   that  the   interest  of  Licensee
Transfer Fee              hereunder   may  not  be   transferred,   assigned  or
                          alienated  in whole  or in part  without  the  written
                          consent  of  Licensor.  which  consent  shall  not  be
                          withheld  unreasonably,  but  Licensor may insist that
                          any  proposed  assignee  be a  person,  in  Licensor's
                          judgment, qualified to provide active supervision over
                          the  operation  of  said  store  in  compliance   with
                          Licensee's   obligations   hereunder.   In  the  event
                          Licensee's  said interest  should be so transferred or
                          assigned,    Licensee    shall    pay   to    Licensor
                          contemporaneously therewith the
                          sum of One Thousand Five Hundred  Dollars  ($1,500) as
                          and for a transfer fee, for the  preparation  of a new
                          operating  Agreement in assignee's  name,  and for any
                          and  all  such   expenses   incurred  by  Licensor  in
                          effecting said transfer, including attendance by the assignee at Licensor's training center.

Right of             9.12 Licensee  hereby grants to Licensor the right of first
First Refusal             refusal to purchase all of Licensee's right, title and
                          interest  in and to said "Dairy  Queen"  store and the
                          within  Operating  Agreement  in  the  event  Licensee
                          should  desire  to  sell  the  same.  In  such  event,
                          Licensee shall notify  Licensor in writing that he has
                          received  and is prepared to accept a good faith offer
                          from a qualified  buyer,  shall identify the buyer and
                          state the terms of such  offer.  Licensor  shall  have
                          thirty  (30)  days  after  receipt  of said  notice to
                          exercise its right of first refusal, the same to be in
                          writing and  subject to the same terms and  conditions
                          as have been  offered to  Licensee  by said  qualified
                          buyer.  If Licensor  does not  exercise  said right of
                          first refusal  within said thirty (30) days,  Licensee
                          may then sell or  transfer  his said  interest to such
                          qualified  buyer,  subject,   however,  to  Licensor's
                          written  consent to such assignment and the payment of
                          transfer  fee,  all  as  provided  in  paragraph  9.11
                          hereof.

                               CONTRACT VIOLATION

Remedies          10.  Licensee  recognizes  that his "Dairy Queen" store is one of a large number of stores  similarly  built and selling
                       to the public similar products.  and hence the failure on
                       the part of a single licensee to comply with the terms of
                       this Operating Agreement,  could cause irreparable damage
                       to some or all other "Dairy Queen" licensees. 'Therefore,
                       it is  mutually  agreed  that in the event of a breach or
                       threatened  breach of any of the terms of this  Operating
                       Agreement  by  either   party,   the  other  party  shall
                       forthwith be entitled to an injunction restraining such breach and/or a decree of specific performance without showing or proving any actual damage, but such injunctive relief or decree shall not preclude any judgment for damages sustained.

Breach of            10.1 In the event that Licensor  deter-mines  that Licensee
Contract has failed to meet the requirements and specifications established with respect to quality, physical properties, or condition of equipment or materials used or products manufactured, or with respect to packages or advertising, or any other provisions of this Operating Agreement, Licensor shall notify Licensee in writing of that fact, and shall set forth the conditions to be corrected, and if Licensee shall fail -to take positive steps to correct the conditions specified in any such notice within seven (7) days from the date of sending such notice by mail addressed to said Licensee at his last known- address as shown by the records of Licensor, Licensor shall thereupon have the right to cancel and terminate this Agreement upon delivery to Licensee, personally or by mail, of written notice of such cancellation.

Indemnity            10.2 Licensee  expressly  agrees to save Licensor  harmless from any loss, damage or liability incurred by Licensor by reason of any violation of this Operating Agreement by Licensee.

Land or Building     10.3 Any  termination  of the land or  building  lease  for
Lease Licensee's store shall automatically terminate this Operating Agreement.

                               TERMINATION RIGHTS

                  11.  Upon the  termination  or  expiration  of this  Operating
                       Agreement:

Reversion            11.1 All rights to the use of the  trademark and trade name
of Trademark              "Dairy  Queen" and to the  trademarks  and trade names
Rights                    listed in  Appendix  A. and the right and  license  to
                          conduct said business in the territory described hereinabove, shall revert to Licensor and Licensee shall immediately cease all use of said trademarks and trade names, or any other similar trade names or trademarks and pay all monies due at said date;

                     11.2 All right,  title and  interest  of Licensee in and to this Operating Agreement shall become the property of Licensor.

Purchase             11.3 Licensor  shall have the first  option to purchase any
Option or all equipment or supplies, of whatever kind, owned by Licensee and used by him in the production of the "Dairy Queen" product, or any of the other authorized products under any of the trademarks hereunder at a price determined by a qualified appraiser selected with the consent of both parties. If the parties cannot agree upon the selection of such an appraiser he shall be appointed by a Judge of the United States District Court for Licensee's territory. Said option to purchase may be exercised by Licensor at any time within 30 days from the date of such termination and shall not be abated or terminated by the sale or other transfer of any such equipment or supplies by Licensee to a third party. Upon-the exercise of such option and tender of payment for any such equipment or supplies, Licensee agrees to sell and deliver the same to Licensor, free and clear of all encumbrances, and to execute and deliver a bill of sale therefor to Licensor.

Non                  11.4 Licensee  shall not directly  or indirectly  engage in
Compete any competitive business within the territory set forth in paragraph 1.1 for a period of one year after said date of termination or expiration.

                               GENERAL PROVISIONS

                     12.1 In the event at any future time one or more clauses of this Agreement shall be held to be void by any court of competent jurisdiction for any reason, such clauses shall be deemed to be separable and the remainder of this Agreement shall be deemed to be valid and in full force and effect.

                     12.2 Any waiver by Licensor of any breach by Licensee shall not be deemed to be a waiver of any subsequent breach nor an estoppel to enforce its right for a subsequent breach.

                     12.3 This Agreement  constitutes the sole agreement between the parties with respect to the entire 'subject matter of this Operating Agreement and embodies all prior agreements and negotiations with respect to the "Dairy Queen" business. There are no representations of any kind except as contained herein.

                     12.4 It  is  agreed  and  understood  that  Licensee  is an independent contractor and is not in any manner the agent or employee of Licensor nor has Licensor any interest in the business of Licensee, except to the extent set forth in this Agreement.

                     12.5 If the Licensee  consists of two or more  individuals, such individuals shall be jointly and severally liable and references to Licensee in this Agreement shall include all such individuals. Reference to Licensee as male shall also include a female licensee or corporation or any other business entity.

                     12.6 This Agreement  shall be binding upon and inure to the
                          benefit  of  the  administrators,   executors,  heirs,
                          successors and assigns of the parties.

                     12.7 Licensee   hereby   acknowledges   receipt  of  "Store
                          Management   Operations   Manual(s)"   bearing   issue
                          number(s) ............  and ............  published by
                          American Dairy Queen Corporation.

    IN WITNESS WHEREOF, the parties hereto have executed the foregoing, "Dairy Queen" Operating Agreement the date first above written.

                                                   /s/ Garland A. Sarratt
                                                  ------------------------------
WITNESS:
                                                   /s/ Virginia A. Sarratt
                                                  ------------------------------

-----------------------------------               LICENSEE

-----------------------------------               LICENSOR

ATTEST:
                                                   /s/ Richard G. Kassel
-----------------------------------               ------------------------------
                                                   /s/ G. Leone Kassel
APPROVED:                                         ------------------------------

AMERICAN DAIRY QUEEN CORPORATION
By: /s/ H.E. Nelson
   -------------------------------
NOTE:IF LICENSEE IS A CORPORATION EACH OF THE STOCKHOLDERS THEREOF MUST EXECUTE
                           THE FOLLOWING UNDERTAKING.

    The undersigned persons hereby represent to Licensor that they are all of the stockholders of Licensee. In consideration of the grant by Licensor to Licensee as herein provided each of the undersigned hereby agree, jointly and severally, and for themselves, their heirs, legal representatives and assigns that they, and each of them, shall be firmly bound by all of the terms, provisions and conditions of the foregoing "Dairy Queen" Operating Agreement; that they and each of them do hereby unconditionally guarantee any indebtedness of Licensee arising under or by virtue of the aforesaid Operating Agreement and that they and each of them will not permit or cause the voting control of Licensee to be modified or altered by stock transfer without first notifying Licensor of said proposed transfer. and obtaining Licensor's prior written consent thereto.

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------

#202 - For use by territory operators other than American Dairy Queen Corporation. Execute in 5 counterparts.

October 19, 1988

                                                                 Dairy
                                                                 Queen


CERTIFIED MAIL
RETURN RECEIPT REQUESTED
                                            Store Number: 13673
                                            District Number: 3602
                                            District Manager: Gary Gipson
                                            Regional Manager: Brad Davis
                                            Location: Deming, NM
Bowlin's Inc.
Chris Bess, etal
136 Louisiana N.E.
Albuquerque, NM 87108

Dear Mr. Bess:

We are very pleased to enclose your Assignment and Consent to Assignment documents for the above store location. I would suggest that you keep this in a safe place, at it is a very valuable document.

Please be reminded that this consent to transfer by American Dairy Queen Corporation does not in any way include an assurance of profitability in the "Dairy Queen" business.

We are very happy that you have become another valued member of the "Dairy Queen" system. Please don't hesitate to call on us or your District Manager if we can serve you in any way.

Sincerely,

AMERICAN DAIRY QUEEN CORPORATION



(Signature)
Rhonda L. Duncan
Legal Assistant

612/830-0385

Enclosures

cc:      Brad Davis
         Gary Gipson

Certified # P 840 783 646


International Dairy Queen, Inc.
Mail To: P.O. Box 35286, Minneapolis, Minnesota 55435 / Tel. (612)830-0200

                      ASSIGNMENT AND CONSENT TO ASSIGNMENT
                      ------------------------------------
                           "Dairy Queen" Store #13673
                           --------------------------
             1414 East Spruce Street, Deming, New Mexico 88030-9601
             ------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS;
THAT,

         Garland Sarratt and Virginia Sarratt hereinafter designated as "ASSIGNORS," in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, do hereby sell, assign, set over and deliver unto

         Bowlin's, Inc., hereinafter designated as "ASSIGNEE," all of the. Assignors' rights, title, and interests, as the same may exist in and to that certain

         "Dairy Queen" Operating Agreement dated July 29, 1976, copies of which have been delivered by Assignors to Assignee and receipt thereof is acknowledged by Assignee.

         Assignee hereby assumes and agrees to make all the payments required by the above-mentioned Agreement, from and after the 1st day of August, 1988, and to perform and abide by all the covenants and conditions of said Agreement.

         Assignors hereby acknowledge that they have read the following Consent to Assignment and understand that they are thereby made contingently liable to American Dairy Queen Corporation, if Assignee fails to pay, perform, and abide by all the covenants and conditions of said Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Consent to Assignment in triplicate the day and year as set forth below.

WITNESS:                                         ASSIGNORS:
/s/ Signature Illegible                          /s/ Garland Sarratt
------------------------------                   -------------------------------
                                                 Garland Sarratt

/s/ Eduardo Ray Flores                           /s/ Virginia Sarratt
------------------------------                   -------------------------------
                                                 Virginia Sarratt
DATED:  This 20th day of July, 1988

WITNESS:                                         ASSIGNORS:
                                                 Bowlin's, Inc.
/s/ William J. McCabe
------------------------------
        (Signature)                              By /s/ C.Chris Bess
                                                 -------------------------------
                                                 Its Execu. V. Pres.
DATED:  This 27th day of July, 1988.

                                    GUARANTY

         The undersigned persons hereby represent to AMERICAN DAIRY QUEEN CORPORATION that they are all of the stockholders of Assignee referred to above. In consideration of the Consent to Assignment granted by AMERICAN DAIRY QUEEN CORPORATION and as herein provided, each of the undersigned hereby agrees, jointly and separately, for themselves, their heirs, legal representatives, and assigns that they and each of them., shall be firmly bound by all of the terms, provisions and the conditions of the Agreement assigned; that they and each of them do unconditionally guarantee any indebtedness of Assignee arising under or by virtue of said Agreement; and that they and each of them will not permit or cause the voting control of Assignee to be modified or altered by stock transfer without first notifying AMERICAN DAIRY QUEEN CORPORATION of said proposed transfer and obtaining prior written consent thereto, which consent shall not be unreasonably withheld, and without first paying or causing to be paid to AMERICAN DAIRY QUEEN CORPORATION the transfer fee provided for in Paragraph 9.11 of said "Dairy Queen" Operating Agreement dated July 29, 1976. GUARANTORS:

                                                     /s/ M. L. Bowlin
                                                    ----------------------------
                                                    M.L. Bowlin

DATED: This 26th day of July, 1988.

                              CONSENT TO ASSIGNMENT

         AMERICAN DAIRY QUEEN CORPORATION, a Delaware Corporation, with its principal offices at 5701 Green Valley Drive, Bloomington, Minnesota 55437, hereby consents to the foregoing Assignment by Assignors to Assignee, in consideration of the Assignee's agreement to make all payments and to perform and abide by all the covenants and conditions of said Agreement subject to the following:
The Assignors,
         Garland Sarratt and Virginia Sarratt guarantee all of the obligations of the Assignee,
         Bowlin's, Inc., incurred under said Agreement during the first two years from the date of transfer.
         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Consent to Assignment in triplicate the day and year set forth below.

WITNESS                                       AMERICAN DAIRY QUEEN CORPORATION

       (Signature)                            By  /s/ Herman E. Nelson
---------------------------------               -------------------------------
                                                   Herman E. Nelson
       (Signature)
---------------------------------             Its         V.P.
DATED: This 14th day of Oct., 1988.              -------------------------------
                                      -3-